                        IN THE SUPREME COURT OF BERMUDA

                             COMPANIES (WINDING UP)

                                   2002: No.


IN THE MATTER OF APW LTD.

AND IN THE MATTER OF THE COMPANIES ACT 1981



                         -----------------------------

                                     ORDER

                         -----------------------------

UPON the application of the Joint Provisional Liquidators

AND UPON the reading of the affidavits of Malcolm Butterfield dated 23rd July, 2002 and 29th July, 2002

AND UPON hearing counsel for the Joint Provisional Liquidators and APW Limited

IT IS HEREBY ORDERED

1. that the Court approves the exercise by the JPLs of their powers, pursuant to the Orders made by the Court on 30 May 2002 and 22 July 2002, for the purpose of implementing the Amended Plan of Reorganization in respect of the Company filed with the United States Bankruptcy Court for the Southern District of New York (US Court) and confirmed by the US Court on 23 July 2002.

2. that the costs of this application shall be payable out of the assets of the company on an indemnity basis as an expense of the provisional liquidation.

Dated this 30 day of July 2002


                                             /s/  XXXXXXXXXXXXXXX
                                         ----------------------------------
                                                  CHIEF JUSTICE

                        IN THE SUPREME COURT OF BERMUDA

                             COMPANIES (WINDING UP)

                                   2002: No.



                       IN THE MATTER OF APW LTD.

                       AND IN THE MATTER OF THE COMPANIES

                       ACT 1981




                         -----------------------------

                                     ORDER

                         -----------------------------


                             COX HALLETT WILKINSON
                             Barristers & Attorneys
                      "Milner House", 18 Parliament Street
                                    Hamilton

                                     DRK/sj